Q4 2011 Earnings Presentation March 28, 2012 Mike Petters President and Chief Executive Officer Barb Niland Corporate Vice President, Business Management & Chief Financial Officer Exhibit 99.2

Statements in this presentation, other than statements of historical fact, constitute
"forward-looking statements" within the meaning of the Private Securities Litigation
Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to obtain new contracts, estimate our costs and perform effectively; risks related to our spin-off from Northrop Grumman (including our increased costs and leverage); our ability to realize the expected benefits from consolidation of our Gulf Coast facilities; natural disasters; adverse economic conditions in the United States and globally; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligations to update any forward-looking statements. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.
Safe Harbor

Highlights from the Quarter and FY 2011

Adjusted diluted EPS* of $1.19 for the fourth quarter and $3.97 for the year
Total adjusted operating margin* for the fourth quarter improved to 6.6% from 6.0%
in Q4 2010;  full year adjusted operating margin* increased to 6.1% from 3.7% in
2010
Q4 Newport News operating margin was 9.5%, down 0.9% from Q4 2010; for 2011, operating margin was 9.1%, down 0.3% from 2010
Q4 Ingalls adjusted operating margin* was 2.2%, up from 1.4% in Q4 2010; for
2011, adjusted operating margin* was 2.4%, up significantly over last year
Operating cash flow was $474 million for the quarter and $528 million for the year
Delivered LPD-22 San Diego, marking a major milestone towards completing the turnaround at Ingalls
Announced $0.8 billion of new contract awards during Q4 2011 including advance construction for Kennedy, engineering and support services on the LPD San
Antonio -class ships and continued work on the DDG-1000 class of destroyers
* Adjusted for non-cash goodwill impairment charge.  See Appendix for reconciliation to the net loss per share and operating margin determined under GAAP

Consolidated Sales
($ in millions)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$1,736
$1,735
$6,723
$6,575
Q4 2010
Q4 2011
2010
2011

Adjusted Operating Income*
($ in millions)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
$104
$114
$248
$400
Q4 2010
Q4 2011
2010
2011

Adjusted Operating Margin*
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
6.0%
6.6%
3.7%
6.1%
Q4 2010
Q4 2011
2010
2011

Adjusted Diluted EPS*
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.29
$1.19
$2.77
$3.97
Q4 2010
Q4 2011
2010
2011

Fourth Quarter and FY 2011 Consolidated
Results

* Adjusted for non-cash goodwill impairment charge.  See Appendix for reconciliation to the operating income, operating margin and net earnings per share determined under GAAP

➢

➢

Segment Sales
($ in millions)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$727
$676
$3,027
$2,885
Q4 2010
Q4 2011
2010
2011

Adjusted Segment Operating Income*
($ in millions)
$80
$60
$40
$20
$-
$(20)
$(40)
$(60)
$(80)
$10
$15
$(61)
$70
Q4 2010
Q4 2011
2010
2011

Adjusted Segment Operating Margin*
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.4%
2.2%
nm
2.4%
Q4 2010
Q4 2011
2010
2011

Ingalls Shipbuilding

Ingalls Q4 sales were down YoY due to
lower volumes on DDG-51 program and
LPD program, partially offset by higher
volume on NSC and LHA programs, and
LPD-27
Q4 adjusted segment operating income*
was up YoY driven by improved
performance on the LPD program and
new contracts
* Adjusted for non-cash goodwill impairment charge.  See Appendix for reconciliation to the operating income and operating margin determined under GAAP

Segment Sales
($ in millions)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$1,027
$1,078
$3,775
$3,766
Q4 2010
Q4 2011
2010
2011

➢

➢

Segment Operating Income
($ in millions)
$400
$350
$300
$250
$200
$150
$100
$50
$-
$106
$102
$355
$342
Q4 2010
Q4 2011
2010
2011

Segment Operating Margin
10.6%
10.4%
10.2%
10.0%
9.8%
9.6%
9.4%
9.2%
9.0%
8.8%
8.6%
8.4%
10.3%
9.5%
9.4%
9.1%
Q4 2010
Q4 2011
2010
2011

Newport News Shipbuilding

Newport News sales were up in Q4 as
compared to Q4 2010 due to higher
volumes on Ford, Kennedy, Lincoln RCOH
planning effort & the VCS program,
partially offset by Roosevelt RCOH, the
Enterprise EDSRA and the PSA for Bush
Segment operating income and margin
decreased due to contract mix and 2010
risk retirement on the carrier programs,
partially offset by risk retirement on the
VCS program in 2011

2012 Pension Assumptions

($ in millions)
2011 2012
Discount Rate 5.84% 5.23%
Asset Returns 8.50% 8.00%
Cash Contributions
(1)(2)
$36 $254
Net FAS/CAS Adjustment
(1)(2)
($13) ($77)
CAS
(1)(2)
$144 $143
FAS
(1)
($157) ($220)
(1) Includes pension and other post retirement benefits.
(2) Projection; subject to change during 2012.

Appendix

Reconciliations

We make reference to “free cash flow,” “segment operating income,” “adjusted segment operating income,”
“adjusted segment operating margin,” “adjusted operating income,” “adjusted operating margin,” “adjusted net earnings,” and “adjusted diluted earnings per share.” Free cash flow represents cash provided by (used in)
operating activities less capital expenditures.  Segment operating income is defined as operating income before net pension and post-retirement benefits adjustment and deferred state income taxes. Adjusted measures for the fiscal year 2011 exclude the $290 million non-cash goodwill impairment charge in the Ingalls segment;
adjusted measures for the fourth quarter of 2011 exclude a $10 million reversal of a portion of the charge taken in the third quarter of 2011 (together, we refer to these as the “goodwill impairment charge”). Adjusted segment operating income is defined as segment operating income as adjusted for the impact of the goodwill impairment charge, and adjusted segment operating margin is defined as adjusted segment operating income as a percentage of segment sales and service revenues. Adjusted operating income is defined as operating income adjusted for the impact of the goodwill impairment charge, and adjusted operating margin is defined as adjusted operating income as a percentage of total sales and service revenues. Adjusted net earnings is defined as net income adjusted for the impact of the goodwill impairment charge. Adjusted diluted earnings per share is defined as diluted earnings per share adjusted for the impact of the goodwill impairment charge.
Segment operating income is one of the key metrics we use to evaluate operating performance because it excludes items that do not affect segment performance. We believe adjusted segment operating income, adjusted segment operating margin, adjusted operating income, adjusted operating margin, adjusted net earnings and adjusted diluted earnings per share are useful because they exclude the goodwill impairment charge, a non-recurring item that we do not consider indicative of our core operating performance. Therefore, we believe it is appropriate to disclose these measures to help investors analyze our operating performance.
However, these measures are not measures of financial performance under GAAP and may not be defined or calculated by other companies in the same manner.

Reconciliation of Non-GAAP Measure –
Free Cash Flow

Three Months Ended Year Ended
December 31 December 31
$ in millions 2011 2010 2011 2010
Net cash provided by (used in) operating activities 474 $     208 $      528 $     359 $
Less: Capital expenditures (78)         (95) $       (197)       (191) $
Free cash flow from operations 396 $     113 $      331 $     168 $

Reconciliation of Non-GAAP Measure –
Segment Operating Income

Three Months Ended Year Ended
December 31 December 31
$ in millions 2011 2010 2011 2010
Sales and Service Revenues
Ingalls 676 $     727 $      2,885 $  3,027 $
Newport News 1,078     1,027      3,766 $  3,775 $
Intersegment eliminations (19)         (18)          (76)         (79)
Total sales and service revenues 1,735 $  1,736 $   6,575 $  6,723 $
Operating Income (Loss)
Ingalls 25 $       10 $        (220) $    (61) $
  As a percentage of sales 3.7% 1.4% -7.6% -2.0%
Newport News 102        106         342        355
  As a percentage of sales 9.5% 10.3% 9.1% 9.4%
Total Segment Operating Income (Loss) 127        116         122        294
As a percentage of sales 7.3% 6.7% 1.9% 4.4%
Non-segment factors affecting operating income
Net pension and post-retirement benefits adjustment (4)            (15)          (13)         (49)
Deferred state income taxes 1             3             1             3
Total operating income (loss) 124 $     104 $      110 $     248 $
Interest expense (29)         (10)          (104)       (40)
Federal income taxes (26)         (29)          (100)       (71)
Other, Net -         (2)            -         (2)
Total net earnings (loss) 69 $       63 $        (94) $      135 $

Reconciliation of Non-GAAP Measure –
Adjusted Figures

(1) Adjusted diluted average common shares outstanding is a non-GAAP measure defined as weighted average common shares outstanding plus the dilutive effect of stock options and stock awards. This measure has been provided for consistency and comparability of the 2011 results with earnings per share from prior periods.
(2) Adjusted diluted EPS is a non-GAAPmeasure defined as earnings per share before the per share 2011 goodwill impairmentcharge impact. Adjusted diluted EPS has been provided forconsistencyand comparability of theresults with results of operations from prior periods.
(3) Per share amounts are based on basic weighted average shares outstanding, as use of dilutive securities (ie. stock options and stock awards) would result in a lesser per share loss for 2011.
Three Months Ended Year Ended
December 31 December 31
$ in millions
2011 2010 2011 2010
Sales and Service Revenues
Ingalls 676 $    727 $     2,885 $ 3,027 $
Newport News 1,078 1,027 $  3,766 3,775 $
Intersegment eliminations (19) (18) (76) (79)
Total sales and service revenues 1,735 $ 1,736 $  6,575 $ 6,723 $
Adjusted Operating Income (Loss)
Ingalls 25 $      10 $       (220) $   (61) $
Adjustment for goodwill impairment (10) - 290 -
Adjusted Ingalls 15 10 70 (61)
As a % of sales
2.2%
1.4%
2.4%
-2.0%
Newport News 102 106 342 355
Total Adjusted Segment Operating Income (Loss) 117 116 412 294
As a % of sales
6.7%
6.7%
6.3%
4.4%
Non-segment factors affecting adjusted operating income
Net pension and post-retirement benefits adjustment (4) (15) (13) (49)
Deferred state income taxes 1 3 1 3
Total adjusted operating income (loss) 114 $    104 $     400 $    248 $
As a % of sales 6.6% 6.0% 6.1% 3.7%
Non-operating factors affecting adjusted net income
Interest expense (29) (10) (104) (40)
Federal income taxes (26) (29) (100) (71)
Other, Net - (2) - (2)
Total adjusted net earnings (loss) 59 $      63 $       196 $    135 $
Per Share Amounts
Weighted average common shares outstanding 48.9 48.8 48.8 48.8
Dilutive effect of stock options and stock awards 0.8 - 0.6 -
Adjusted diluted average common shares outstanding
(1)
49.7 48.8 49.4 48.8
Earnings Per Share (EPS) Calculations
Adjusted net earnings from above 59 $      63 $       196 $    135 $
Adjusted diluted average common shares outstanding
(1)
49.7 48.8 49.4 48.8
Adjusted diluted earnings per share
(2)
1.19 $   1.29 $    3.97 $   2.77 $
Reported net income (loss) 69 $      (94) $
Weighted average common shares outstanding
(3)
48.9 48.8
Basic earnings (loss) per share 1.41 $   (1.93) $
Diluted average common shares outstanding 49.7 48.8
Diluted earnings (loss) per share 1.39 $   (1.93) $